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                                                                   EXHIBIT 99.02

                    [LETTERHEAD OF FIRST USA APPEARS HERE]

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                 FIRST USA BANK

                -----------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1993-3

                -----------------------------------------------

                Monthly Period:                    02/01/97 to
                                                   02/28/97
                Distribution Date:                 03/17/97
                Transfer Date:                     03/14/97

Under Section 5.2 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") and supplemented as of October 1, 1993 (the "Series 1993-3 Supplement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee"), the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date referenced above and with respect to the performance of the Trust during the Collection Period referenced above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1993-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders per $1,000 original certificate
        principal amount                                            $4.26562500

    2.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on the
        Certificates, per $1,000 original certificate
        principal amount                                            $4.26562500

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of principal on the
        Certificates, per $1,000 original certificate
        principal amount                                            $0.00000000
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1993-3
Page 2


B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Collection of Principal Receivables.
        ------------------------------------

        The aggregate amount of Collections of Principal
        Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                 Principal Collection Rate       $ Amount
                            ----------------------------------------------------
                                                    10.87%       $81,504,853.19


    2.  Collection of Finance Charge Receivables.
        -----------------------------------------

        The aggregate amount of Collections of Finance
        Charge Receivables processed during the Collection
        Period which were allocated in respect of the Certificates

                                      Finance Charge Yield       $ Amount
                            ----------------------------------------------------
              Periodic Finance Charge               14.11%        $8,820,314.01
              Discount Receivables                   1.72%        $1,073,518.84
                                                     -----        -------------
                Total                               15.83%        $9,893,832.85


    3.  Principal Receivables/Investor Percentages.
        -------------------------------------------

        (a)   The aggregate amount of Principal
              Receivables in the Trust as of the last day
              of the Collection Period                       $19,895,855,428.13

        (b)(1)Invested Amount as of the last day of the
              Collection Period                                 $750,000,000.00

           (2)The CCA Amount as of the last day of the
              Collection Period                                           $0.00

        (c)(1)The Floating Investor Percentage: The
              Invested Amount plus the CCA Amount set
              forth in paragraph 3(b) above as a
              percentage of the aggregate amount of
              Principal Receivables set forth in
              paragraph 3(a) above (finance charge and
              defaults)                                                  3.770%

           (2)The Floating Investor Percentage: The
              Invested Amount as a percentage of the
              aggregate amount of Principal Receivables
              (principal collections                                     3.770%

        (d)   During the Amortization Period: The Invested
              Amount plus the CCA Amount as of _______
              (the last day of the Revolving Period)                        N/A
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1993-3
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        (e)   The Fixed/Floating Allocation Percentage:
              The Amount set forth in paragraph 3(d) above
              as a percentage of the aggregate amount of
              Principal Receivables set forth in paragraph
              3(a) above                                                    N/A

    4.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in
        the Accounts which were delinquent as of the end
        of the day on the last day of the Collection
        Period
                                                                 Aggregate
                                            % of Total            Account
                                           Outstandings           Balance
                                      ------------------------------------------
        (a)   35 - 64 days                           1.63%      $333,471,020.98
        (b)   65 - 94 days                           1.08%      $221,220,488.47
        (c)   95 - 124 days                          0.86%      $175,662,819.98
        (d)   125 - 154 days                         0.82%      $168,585,292.77
        (e)   155 or more days                       1.18%      $242,803,587.20
                                      ------------------------------------------
                               Total                 5.57%    $1,141,743,209.40
                                      ==========================================

    5.  Monthly Investor Default Amount.
        --------------------------------

        (a)   The aggregate amount of all defaulted
              Principal Receivables written off as
              uncollectible during the Collection Period
              allocable to the Invested Amount (the
              "Monthly Investor Default Amount")                  $3,620,778.58



    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)   The aggregate amount of Investor Charge-Offs                $0.00
              during the Collection Period

        (b)   The amounts set forth in paragraph 6(a)
              above, per $1,000 original certificate
              principal amount (which will have the effect
              of reducing, pro rata, the amount of each
              Certificateholder's investment)                             $0.00

        (c)   The aggregate amount of Investor Charge-Offs
              reimbursed on the Transfer Date                             $0.00

        (d)   The amount set forth in paragraph 6(c)
              above, per $1,000 interest (which will have
              the effect of increasing, pro rata, the
              amount of each Certificateholder's
              investment)                                                 $0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1993-3
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    7.  Investor Servicing Fee.
        -----------------------

        The amount of the Investor Monthly Servicing Fee
        payable by the Trust to the Servicer for the
        Collection                                                  $937,500.00


    8.  Withdrawal from Cash Collateral Account.
        ----------------------------------------

        The amount to be withdrawn from Cash Collateral
        Account on the related Distribution Date.                         $0.00


    9.  Cash Collateral Amount.
        -----------------------

        The Available Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection
        Period

                              Total                              $97,500,000.00

        The Required Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection
        Period

                              Total                              $97,500,000.00


    10. Funds on Deposit in Cash Collateral Account.
        --------------------------------------------

        The aggregate amount of funds on deposit in the
        Cash Collateral Account pursuant to Section
        2.11(a)(viii) of the Amended Loan Agreement on
        such Distribution Date                                    $9,536,851.68


    11. Series 1993-3 Guaranty Amount.
        ------------------------------

        (a)   The Available Series 1993-3 Guaranty Amount
              on such Distribution Date                          $15,000,000.00

        (b)   The Required Series 1993-3 Guaranty Amount
              on such Distribution Date                          $15,000,000.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1993-3
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    12. The Available Series 1993-3 Loan Amount
        ---------------------------------------

        The Available Series 1993-3 Loan Amount on such
        Distribution Date                                        $72,963,148.32


    13. The Economic Payout Amount
        --------------------------

        The Economic Payout Amount, if any, for such
        Distribution Date                                                 $0.00


    14. The Pool Factor.
        ----------------

        The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Collection Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor
                                                                     1.00000000


    15. The Portfolio Yield
        -------------------

        The Portfolio Yield for the related Monthly Period               10.04%


    16. The Base Rate
        -------------

        The Base Rate for the related Monthly Period                      7.69%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page





                              FIRST USA BANK
                              as Servicer



                              By:      /s/ W. Todd Peterson
                                       --------------------------------
                                       W. Todd Peterson
                                       Vice President